                                                                    Exhibit 10.1

                            SETTLEMENT AGREEMENT

         THIS AGREEMENT is entered this 1st day of November, 1995, by and between Maxcell Telecom Plus, Inc. ("Maxcell"), McCaw Cellular Communications, Inc., and McCaw Communications of the Mid-South, Inc. (collectively "McCaw"); Donald R. DePriest, individually and as Co-Trustee of the Charisma Communications Corp. Liquidating Trust, Charisma Communications Corp., Charles B. Cooper, Jack C. Demetree, Jr., Jack C. Demetree, Sr., William Bruder, Charles D. Towers, Jr., Charles Young, Wesley C. Paxson, David M. Foster, William W. Gay, Mark C. Demetree, William C. Demetree, James R. Horace, Sr., the Charisma Liquidating Trust (collectively the "Charisma Parties"), William Blake and Clark Bullock, as class representatives in the District of Columbia litigation referred to below, the Plaintiff Class in the District of Columbia litigation ("the Plaintiff Class") and Richard Seney, third-party defendant in the District of Columbia litigation, TPI Enterprises, Inc., and Stephen R. Cohen.

                            W I T N E S S E T H :

         WHEREAS, certain of the above-referenced parties are engaged in litigation in the Circuit Court of the Fifteenth Judicial Circuit in and for Palm Beach County, Florida, Case No. CL 93-9130 AJ (hereinafter the "Palm Beach Litigation"); and

         WHEREAS, certain of the above referenced parties are engaged in litigation in the United States District Court, District of Columbia, Civil Action No. 90-112 HHG (hereinafter the "District of Columbia Litigation"); and

         WHEREAS, the parties in the Palm Beach Litigation and District of Columbia Litigation desire to settle all claims asserted or which could have been asserted in said actions pursuant to the terms of this Settlement Agreement.

         NOW, THEREFORE, in consideration of the terms and conditions set forth hereafter, the parties agree as follows:

         1. McCaw shall pay (a) $90 million to the Plaintiff Class in the District of Columbia Litigation and (b) $30 million to Maxcell, in accordance with the provisions hereof, within five (5) business days after the later of the dates on which a Final Order approving this Agreement, not subject to further judicial review, is entered in (i) the District of Columbia Litigation and (ii) the Palm Beach Litigation, (hereinafter "the Settlement Proceeds"). This Settlement Agreement is subject to the approval of the courts in the District of Columbia Litigation and the Palm Beach Litigation as provided herein.

         2. The parties agree immediately jointly to seek a stay of the pending Palm Beach Litigation pending approval of the terms of this Settlement Agreement by the United States District Court for the District of Columbia.

         3. The Plaintiff in the Palm Beach Litigation and the Defendants in said litigation agree jointly to file a motion in said litigation within ten
(10) days of the date of this Settlement Agreement, to have the terms of this Settlement Agreement approved by said Court and which requests the Court to order the parties to comply with the Settlement Agreement.

         4. The Plaintiffs in the District of Columbia Litigation and the Defendants in said litigation agree jointly to file a motion in said litigation within ten (10) days of the date of this Settlement Agreement to have the terms of this Settlement Agreement approved by said Court.





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         5.      No later than five (5) business days after the entry of an order by the U.S. District Court for the District of Columbia approving this Agreement, McCaw shall pay (i) $90 million into one escrow (the "Charisma Escrow") and (ii) $30 million into a second escrow (the "Maxcell Escrow") pursuant to escrow agreements, to be agreed among the respective parties and their counsel, with fees to be paid from interest. The amounts in the two Escrows, together with interest thereon, shall be held in escrow until the entry of Final Orders, not subject to further judicial review ("Final Orders"), approving or disapproving this Agreement in the District of Columbia Litigation and the Palm Beach Litigation.

                 (a) If the Final Orders in both Litigations approve this Agreement,

                          (i) The entire Charisma Escrow shall be disbursed to the registry of the United States District Court for the District of Columbia, and

                          (ii) The entire Maxcell Escrow shall be disbursed to Maxcell pursuant to escrow instructions.

                 (b) If the Final Order in either Litigation disapproves this Agreement, and the Escrow Funds have not been released pursuant to any other provision of this Agreement, the entire Charisma and Maxcell Escrows shall be disbursed to McCaw, and the parties may proceed in their litigation.

         6. If the Maxcell Escrow has not been established pursuant to paragraph 5 on or before January 2, 1996, McCaw shall immediately pay $30 million into the Maxcell Escrow. Upon approval by the courts as described in paragraph 5, or upon other written





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agreement between Maxcell and McCaw, or as otherwise provided herein, the full amount in the Maxcell Escrow, including interest, shall be paid to Maxcell.

         7. Upon payment and receipt of the Settlement Proceeds, the parties in the Palm Beach litigation, the parties and class in the District of Columbia Litigation, Stephen Cohen and TPI Enterprises, Inc. agree that they release one another and their parents, subsidiaries, affiliates, successors, assigns, directors, shareholders, officers, employees, attorneys, agents, class members and representatives, past and present, from any and all claims, present or future, known or unknown, which were brought or could have been brought in the District of Columbia Litigation, Palm Beach County Litigation, or which arise out of or relate to any of the allegations or subject matter of said actions or which were alleged or could have been alleged in the proposed counterclaim and third party claims which the Charisma Parties sought leave to pursue in the Palm Beach Litigation. The Plaintiff Class shall provide McCaw with a Satisfaction of Judgment and McCaw shall provide Donald DePriest with a Satisfaction of Judgment upon payment and receipt of the settlement proceeds.

         8. Upon receipt by the parties of payment of the Settlement Proceeds, the parties shall execute and file with the respective Courts a Stipulation of Dismissal with Prejudice of all claims asserted in said actions with the express provision that the courts retain jurisdiction to enforce the terms of this Settlement Agreement.

         9. In the event Maxcell does not receive payment for any reason within two years of the date of this Agreement, Maxcell shall have the right at any time thereafter, prior to payment and receipt of the Settlement Proceeds with interest, to rescind this Agreement and proceed with the Palm Beach Litigation. Prior to electing its right to rescind, Maxcell must





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give counsel for McCaw and counsel for the Charisma Parties ten days written notice of its intent to rescind. If McCaw tenders full payment of the Settlement Proceeds plus the accrued interest to Maxcell within the ten day grace period, by release of the Maxcell Escrow or otherwise, the Parties agree to jointly dismiss the Palm Beach Litigation with prejudice with the court retaining jurisdiction solely to enforce the terms of this Settlement Agreement. If McCaw does not make payment in full under this Settlement Agreement within ten (10) days of receipt of notice, then this Settlement Agreement shall become null and void on the tenth day after notice is received by McCaw and Maxcell shall be permitted to proceed with the Palm Beach Litigation.

         10. Maxcell's parent company, TPI Enterprises, Inc., may issue a press release in the form attached hereto as Exhibit "A". Counsel for the Plaintiff Class may issue a press release in the form attached hereto as Exhibit "B". Responses to inquiries about the settlement will be confined to the information contained in the press releases. Other than disclosures required by law, discussions between the Plaintiff Class and its counsel, intracompany and intrafirm communications, and those described above, neither the parties nor their counsel shall make any public statements regarding the terms of this Settlement Agreement.

         11. McCaw's payment of $90,000,000.00 to the Plaintiff Class, including DePriest reflects the agreement between and among McCaw, the Plaintiff Class, and DePriest, that: (a) Plaintiff Class agreed to settle their judgment against McCaw for $100,000,000.00, and (b) McCaw agreed to settle its counterclaim judgment against Mr. DePriest for $10,000,000.00. Mr. DePriest and the Plaintiff Class agree that in no event shall McCaw be





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required to pay a total amount of more than $90,000,000.00  to the Plaintiff
Class, including DePriest and nothing herein shall alter in any way McCaw's right to receive full releases from each of them, or any other rights or obligations of the parties hereunder.

         12. Plaintiff Class and Mr. DePriest separately agreed to an indemnity agreement which indemnifies Mr. DePriest for the full amount of the counterclaim settlement.

         13. This Settlement Agreement is being entered following mediation by the parties of their respective claims. The undersigned representatives of the parties hereby represent that they have the authority to enter into this Settlement Agreement.

         14. This Agreement shall be binding upon all parties hereto and their successors and assigns.

         15. All parties shall bear their own costs, fees, and expenses incurred in connection with this Settlement Agreement, Palm Beach Litigation, and the District of Columbia Litigation, without prejudice plaintiffs' and class counsels' right to request the payment of attorneys fees and expenses as appropriate for the Charisma Settlement Proceeds.





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         DATED this 1st day of November, 1995.

                          MAXCELL TELECOM PLUS, INC.


                          By: /s/ Stephen Cohen
                              ----------------------------------------
                                  Stephen Cohen, Chairman

                          and


                          By: /s/ Robert Kennedy
                              ----------------------------------------
                                  Robert Kennedy, Executive
                                  Vice President


                          McCAW CELLULAR COMMUNICATIONS, INC.


                          By: /s/ Scott Anderson
                              ----------------------------------------
                                  Scott Anderson, Senior Vice President



                          McCAW COMMUNICATIONS OF THE
                          MID-SOUTH, INC.


                          By: /s/ Scott Anderson
                              ----------------------------------------
                                  Scott Anderson, Senior Vice President




                          /s/ Donald R. Depriest
                          --------------------------------------------
                          DONALD R. DEPRIEST



                          /s/ Stephen Cohen
                          --------------------------------------------
                          STEPHEN COHEN





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                          /s/ Jonathan D. Schiller
                          --------------------------------------------
                          JONATHAN D. SCHILLER, Esq.
                          Kaye, Scholer, Fierman, Hays & Handler
                          As counsel for the Plaintiff class in
                          the Washington, D.C. Litigation and
                          Richard Seney, and as attorney for
                          the Charisma Parties in the
                          Palm Beach Litigation


                          /s/ William H. Pruitt
                          --------------------------------------------
                          WILLIAM H. PRUITT, Esq.
                          Pruitt & Pruitt
                          Attorney for the Charisma Parties in
                          the Palm Beach Litigation and
                          Donald R. DePriest



                          /s/ Mark F. Bideau
                          --------------------------------------------
                          MARK F. BIDEAU, Esq.
                          Greenberg, Traurig, Hoffman, Lipoff,
                          Rosen & Quentel, P.A.
                          Attorney for McCaw Cellular Communications,
                          Inc. and McCaw Communications of the
                          Mid-South, Inc.



                          /s/ E. Glen Johnson
                          --------------------------------------------
                          E. GLEN JOHNSON, Esq.
                          Kelly, Hart & Hallman, P.C.
                          Attorney for Maxcell Telecom Plus, Inc.



                          /s/ Michael T. Kranz
                          --------------------------------------------
                          MICHAEL T. KRANZ, ESQ.
                          Jones, Foster, Johnston & Stubbs, P.A.
                          Attorney for Maxcell Telecom Plus, Inc.




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                          /s/ Mary Boies
                          --------------------------------------------
                          MARY BOIES, Esq.
                          Boies & McGinnis
                          Attorney for Donald DePriest




                          /s/ P.J. Mode
                          --------------------------------------------
                          P.J. MODE, Esq.
                          Wilmer, Cutler & Pickering
                          Attorney for McCaw Cellular Communications,
                          Inc. and McCaw Communications of the
                          Mid-South, Inc.


                          TPI ENTERPRISES, INC.


                          By: /s/ J. Gary Sharp
                              ----------------------------------------
                                  J. Gary Sharp, President

                          and


                          By: /s/ Thomas M. Taylor
                              ----------------------------------------
                                  Thomas M. Taylor, Director


         This Agreement was entered into pursuant to a mediation held before Michael Nachwalter and reflects the terms of the Settlement Agreement.


                             /s/ Michael Nachwalter
                             ------------------------------------------
                             Michael Nachwalter, Mediator





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FOR IMMEDIATE RELEASE                                                  EXHIBIT A


                                                        Date:  November __, 1995
                                                  Contact:  Frederick W. Burford


                     TPI ENTERPRISES ANNOUNCES SETTLEMENT
                        OF MAXCELL LAWSUIT WITH McCAW


PALM BEACH GARDENS, FL-TPI Enterprises, Inc., (NASDAQ/NMS-TPIE) announced today that its subsidiary Maxcell Telecom Plus, Inc. has entered into a settlement agreement with AT&T Wireless Services, Inc. (formerly McCaw Cellular Communications, Inc.) relating to the lawsuit pending the state Circuit Court in West Palm Beach, Florida. The settlement provides for a total payment to Maxcell of $30 million. The settlement is subject to payment of contingent fees and expenses and to approval of the Florida Court, as well as the approval of the U.S. District Court for the District of Columbia of the simultaneous settlement entered into between AT&T and a class of former Charisma shareholders of the pending class action between them in D.C. The proposed settlement agreement provides for the release of all claims pending among the parties in the Florida and D.C. courts.





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                                                                       EXHIBIT B
                                PRESS RELEASE


         AT&T Wireless Services, Inc. (formerly McCaw Cellular Communications, Inc.) has agreed to pay the former shareholders of Charisma Communications
Corp. $90 million in settlement of claims arising out of the sale of Charisma cellular properties to McCaw Cellular Communications, Inc. in 1986. A trial was held on these claims in U.S. District Court for the District of Columbia in early 1995. In addition a settlement was reached between Charisma and Maxcell Telecom Plus, Inc., a subsidiary of TPI Enterprises providing for the release of all claims pending among the parties in their litigation in the Circuit Court in Florida.